U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 14, 2006

CASCADE NATURAL GAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

Long-Term Incentive Award Agreement with CEO — David W. Stevens

On September 14, 2006, Cascade Natural Gas Corporation (the “Company”) entered into a Long-Term Incentive Award Agreement with David W. Stevens, the Company’s CEO, as contemplated by Mr. Stevens’ Employment Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 9, 2005.  Under the Award Agreement, Mr. Stevens may receive up to 6,820 shares of common stock of the Company after the three year period ending June 30, 2009, depending on the Company’s performance in terms of return on equity compared to a peer group during the period.  In the event of a change in control of the Company during this period, as defined in the agreement, Mr. Stevens will be entitled to receive the cash value of the total number of shares that may be awarded.  The text of this Long-Term Incentive Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.  This agreement was entered into pursuant to the Company’s Long Term Incentive Program, a description of which was attached as Exhibit 10.2 to the Current Report on Form 8-K filed on January 18, 2006.

Long-Term Incentive Award Agreement with CFO — Rick Davis

On September 14, 2006, the Company entered into a Long-Term Incentive Award Agreement with Rick Davis, the Company’s CFO, as contemplated by Mr. Davis’ Employment Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 20, 2005.  Under the Award Agreement, Mr. Davis may receive up to 4,075 shares of common stock of the Company after the three year period ending June 30, 2009, depending on the Company’s performance in terms of return on equity compared to a peer group during the period.  In the event of a change in control of the Company during this period, as defined in the agreement, Mr. Davis will be entitled to receive the cash value of the total number of shares that may be awarded.  The text of this Long-Term Incentive Award Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.  This agreement was entered into pursuant to the Company’s Long Term Incentive Program, a description of which was attached as Exhibit 10.2 to the Current Report on Form 8-K filed on January 18, 2006.

Amendment to 1998 Stock Incentive Plan and 2000 Director Stock Award Plan

On September 14, 2006, the Company’s Board of Directors approved the Third Amendment to the Cascade Natural Gas Corporation 1998 Stock Incentive Plan and the Second Amendment to the Cascade Natural Gas Corporation 2000 Director Stock Award Plan (collectively, the “Amendment”).  The Amendment is contemplated by the Agreement and Plan of Merger that the Company entered into with MDU Resources Group, Inc. and Firemoon Acquisition, Inc., pursuant to which the Company will merge into Firemoon and become a wholly-owned subsidiary of MDU Resources upon the satisfaction of the conditions set forth therein.  The Amendment provides that, immediately prior to the effective time of the merger, all outstanding Stock Units (as defined therein) will be cancelled and converted into shares of the Company’s common stock.  The Amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Amendment to the Cascade Natural Gas Corporation Severance Pay Plan

On September 14, 2006, the Company’s Board of Directors approved Amendment Two to the Cascade Natural Gas Corporation Severance Pay Plan (the “Plan”).  The Company amended the Plan to extend retention awards to eligible employees, as defined in the Plan, whose employment terminates within twelve months (extended from three months as originally in the Plan) following a change in control and to permit the CEO to waive the requirement of six months of continuous employment to receive severance pay or a retention award.  The Plan was attached as Exhibit 10.2 to the Current Report on Form 8-K filed on August 1, 2005.  Amendment Two is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	Long-Term Incentive Award Agreement dated September 14, 2006, between the Company and David W. Stevens.

10.2	Long-Term Incentive Award Agreement dated September 14, 2006, between the Company and Rick Davis.

10.3	Third Amendment to Cascade Natural Gas Corporation 1998 Stock Incentive Plan and Second Amendment to Cascade Natural Gas Corporation 200 Director Stock Award Plan.

10.4	Amendment Two to the Cascade Natural Gas Corporation Severance Pay Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: September 19, 2006	By:	/s/ Rick Davis
Rick Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Long-Term Incentive Award Agreement dated September 14, 2006, between the Company and David W. Stevens.

10.2	Long-Term Incentive Award Agreement dated September 14, 2006, between the Company and Rick Davis.

10.3	Third Amendment to Cascade Natural Gas Corporation 1998 Stock Incentive Plan and Second Amendment to Cascade Natural Gas Corporation 200 Director Stock Award Plan.

10.4	Amendment Two to the Cascade Natural Gas Corporation Severance Pay Plan.